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                                                                   EXHIBIT 10.78


                              AMENDMENT AGREEMENT
                              -------------------

      AMENDMENT AGREEMENT ("Amendment") dated as of 12/17/04, 2004 to the
                                                    --------
Revolving Credit Agreement dated as of September 27, 2002, as amended to date (as the same maybe further amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement") by and among UNITED STATES ENRICHMENT CORPORATION, a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders") and JPMORGAN CHASE BANK, as Administrative and Collateral Agent (the "Agent"), Merrill Lynch Capital, as Syndication Agent, GMAC Commercial Finance LLC (formerly known as GMAC Business Credit, LLC), as Documentation Agent and Congress Financial Corporation, as Managing Agent. All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Credit Agreement.

      WHEREAS, the Borrower, Lenders and the Agent entered into the Credit Agreement and other Financing Documents, including the Security Agreement;

      WHEREAS, the Credit Agreement permits the Borrower to make restricted payments to Holdings for certain purposes, but not for the purposes of providing working capital to another Person;

      WHEREAS, Holdings will be acquiring NAC Holding Inc. and NAC International Inc. (collectively, "NAC");

      WHEREAS, the Borrower has requested that the Required Lenders amend the provisions of Section 6.06 of the Credit Agreement and certain related provisions for the purpose of allowing certain restricted payments to be made to Holdings in order to provide working capital to NAC; and

      WHEREAS, the Borrower has also requested that the Required Lenders amend the provisions of Sections 6.04 and 6.06 of the Credit Agreement for the purpose of allowing ongoing intercompany loans to Holdings from the Borrower and any other subsidiary of Holdings and to allow for the elimination of intercompany balances by means of a cashless dividend under certain circumstances.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

      1.1 The definition of Guarantor in Article I of the Credit Agreement is hereby amended in its entirety to read as follows:

            "`Guarantor' means, collectively, Holdings, NAC and each Subsidiary
            ------------
      which becomes a Guarantor after the effective date."
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      1.2   The following definition shall be added to Article I of the Credit
Agreement in its alphabetical order:

                  "NAC" means, collectively, NAC Holding Inc., a Delaware
            corporation and its wholly-owned subsidiary, NAC International Inc., a Delaware corporation."

      1.3 The first sentence of Section 2.04(a) of the Credit Agreement is hereby amended by inserting after the words "for its own account" the phrase "or the account of Holdings to the extent permitted under Section 6.06(e)".

      1.4 Section 5.01 of the Credit Agreement is hereby amended by deleting the reference in subsection (g) to "Intentionally omitted" and substituting therefor the following:

            "so long as NAC continues as a separate Person and to the extent required by GAAP, together with any delivery under (a), (b) or (c) above, consolidating financial information for Holdings and its subsidiaries, provided that any such information under (a) above need not be audited;"

      1.5 Section 6.04 of the Credit Agreement is hereby amended by striking the word "and" at the end of 6.04(l), striking the period at the end of 6.04(m) and adding in its place "; and" and adding the following subsection (n):

            "(n) Investments consisting of loans and advances to Holdings from Borrower or any other subsidiary of Holdings and any promissory notes or other evidence thereof.

      1.6. Section 6.06 of the Credit Agreement is hereby amended by striking the word "and" in the next to last line, substituting a comma, striking the period at the end of such Section and adding the following subsections (e) and
(f):

            "(e) the Borrower may transfer funds or provide Letter of Credit accommodations to Holdings to permit Holdings to provide working capital to NAC so long as the aggregate principal amount of such transfers together with the face amount of Letter of Credit accommodations does not exceed $4,000,000 at any one time outstanding; and

            (f) the Borrower may declare and pay cashless dividends to Holdings to eliminate intercompany balances when deemed necessary or advisable for tax purposes."

      SECTION 2. CONDITIONS PRECEDENT

      2.1 All representations and warranties contained in this Amendment or otherwise made in writing to the Agent in connection herewith shall be true and correct.

      2.2 No unwaived event has occurred and is continuing which constitutes an Event of Default under the Credit Amendment or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.
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      2.3   The Agent shall have received counterparts of this Amendment duly executed by the Borrower, Holdings and Required Lenders.

      SECTION 3. MISCELLANEOUS

      3.1 The Borrower reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except insofar as such representations and warranties relate expressly to an earlier date). Each of the Borrower and Holdings represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

            (a) It has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

            (b) No consent of any other person, and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment;

            (c) This Amendment has been duly executed and delivered on behalf of each such party by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

            (d) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of each.

      3.2 All references to the Credit Agreement in the Credit Agreement, the Financing Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as such may in the future be amended, restated, supplemented or modified from time to time;

      3.3 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and other Financing Documents are unchanged, and said agreements shall remain in full force and effect and are hereby confirmed and ratified;

      3.4 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement;

      3.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart; and
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      3.6   This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York and shall become effective upon execution thereof by the Borrower, the Agent and the Required Lenders.


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      IN WITNESS WHEREOF, the Borrower, the Agent and the Required Lenders have caused this Amendment to be duty executed by their respective officers as of the date and year first above written.


                         UNITED STATES ENRICHMENT CORPORATION,
                         as Borrower


                         By:        /s/ Ellen C. Wolf
                             -------------------------------
                             Name:  Ellen C. Wolf
                             Title: SVP-CFO


                         JPMORGAN CHASE BANK, individually and as Administrative and Collateral Agent and Lead Arranger


                         By:        /s/ James M. Barbato
                             -------------------------------
                             Name:  James M. Barbato
                             Title: Vice President


                         MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., as Syndication Agent and Lender


                         By:        /s/ Mark Gertzof
                             -------------------------------
                             Name:  Mark Gertzof
                             Title: Director


                         GMAC COMMERCIAL FINANCE LLC, as
                         Documentation
                         Agent and Lender


                         By:        /s/ Thomas Maiale
                             -------------------------------
                             Name:  Thomas Maiale
                             Title: Director
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                         CONGRESS FINANCIAL CORPORATION, as Managing
                         Agent and Lender


                         By:        /s/ Jason Searle
                             -------------------------------
                             Name:  Jason Searle
                             Title: Assistant VP


                         SIEMENS FINANCIAL SERVICES, INC., as Lender


                         By:        /s/ Frank Amodio
                             -------------------------------
                             Name:  Frank Amodio
                             Title: Vice President - Credit


                         SOVEREIGN BANK, as Lender


                         By:        /s/ Eric Ritter
                             -------------------------------
                             Name:  Eric Ritter
                             Title: AVP


Acknowledged:

USEC INC., as Guarantor


By:      /s/ Ellen C. Wolf
      -------------------------------
      Name:  Ellen C. Wolf
      Title: SVP-CFO